

# BioLargo

We Make Life Better

## *The innovation engine for a better tomorrow*

*Q2 2025 Earnings Call Presentation*

**Stock Symbol: OTCQX:BLGO**

# Safe Harbor Statement

All statements, other than statements of historical fact, included in this presentation and management's explanation and discussion of this presentation, regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions, including graphical information, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We have included important risks and uncertainties in the cautionary statements about our business in our filings with the Securities and Exchange Commission, particularly the section titled "Risk Factors" in our Form 10-K and subsequent filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward-looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. In the light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made.



# Who we are

- Innovators, scientists, engineers, and entrepreneurs
- Passionate about sustainability and human health
- Driven by a mission to *make life better*

# What we do



- Best-in-class solutions for cleantech problems
- Focus on problems without good solutions
- Aim for partnerships and spin-outs to capitalize on our IP

## The BioLargo Innovation Engine

BioLargo
We Make Life Better

BioLargo Engineering, Science & Technologies — *Engineering*

BioLargo Canada — *R&D*

# Investing in...

BioLargo ENERGY TECHNOLOGIES

CLYRA™ Medical Technologies Inc

ONM ENVIRONMENTAL PRODUCTS AND SERVICES

BioLargo EQUIPMENT • SOLUTIONS • TECHNOLOGIES

# The Unseen Value of the BioLargo Portfolio

- Unmatched technologies
- Capital-conserving strategy
- Highly qualified people
- Driven for high impact


BioLargo ENERGY TECHNOLOGIES
BioLargo EQUIPMENT • SOLUTIONS • TECHNOLOGIES
CLYRA™ Medical Technologies Inc
ONM ENVIRONMENTAL PRODUCTS AND SERVICES
$100M+
$1B+
$1B+
$2.5B+

*These are targeted minimum future values for our portfolio companies, based on management's modeling. This analysis <u>does not include other technologies in BioLargo's portfolio</u>. All business plans are subject to inherent risks and market barriers to entry. *See Company's Annual and Quarterly Reports on Forms 10-K and 10-Q to understand all risks involved in the company's business plan.*

# NET STOCKHOLDER'S EQUITY



$7
$6
$5
$4
$3
$2
$1
$0
$(1)
$(2)
$(3)
MILLIONS
2018
2019
2020
2021
2022
2023
2024
Q2 OF 2025
$6.06 M

*Trends are not necessarily indicative of future performance*


ANNUAL RUN RATE
MILLIONS
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2018
2019
2020
2021
2022
2023
2024
2025 RUN RATE AS OF Q2

**Trends are not necessarily indicative of future performance, and future revenues are highly dependent on our partners' performance.*

# Q2 2025 Financials:

Revenue
- $2.78 million vs $5.01 million in Q2 2024

Net loss
- $1.88 million vs $0.78 million in Q2 2024

SG&A
- $2.69 million vs $2.40 million in Q2 2024

Net cash generated/used in operating activities
- QTD: ($1.93 million) vs ($0.15 million) in Q2 2024
- YTD: ($3.76 million) vs $0.33 million in Q2 2024

# The BioLargo
## Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that **makes life better** by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.



Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

**OTCQX: BLGO**

**Contact:**

**Dennis Calvert**
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com

We Make Life Better

# Appendix

## Summary of Highlights for Subsidiaries

## Clyra Medical Technologies

CLYRA™ Medical Technologies Inc

## Entering the Next Stage of Commercialization

- Expanded Market Access – Sales & distribution agreements covering U.S. & international markets; expected to make products available to **6,100 hospitals**, **6,300 surgery centers**, and **2,200 wound care clinics** in the U.S.
- Platform Technology – FDA-cleared advanced wound irrigation for chronic wounds & surgical procedures; first product *Viaclyr* launching via established distributor (including internationally).
- Second Product Launch – Nearing completion of regulatory & logistical steps; at-scale manufacturing capacity of **1M+ units/year** in place.
- Capital Infusion – $3.3M raised to support product development, scale operations, and meet demand.
- Pipeline Expansion – Developing new products (wound gels, dental, nasal sprays, absorbent pads, NPWT, aesthetic).
- Strategic Markets – Building entry into military medicine, burn units, and other specialty verticals.
- Large Addressable Market – 50M inpatient surgeries annually in the U.S., including 6M chronic wound cases; highly differentiated products with strong market need.
- Poised for Success – Over a decade of persistence, capital investment, and industry leadership positioning Clyra for major growth.

# Cellinity
# Battery Technology

BioLargo ENERGY TECHNOLOGIES

## Transforming Energy Storage

- Proven Performance – Built & tested prototypes confirming:
  - High energy density & voltage
  - Long cycle life & capacity retention
  - Safety (no runaway fire risk, even under damage)
- Third-Party Validation – U.S. BESS Corp confirmed Cellinity's unique advantages for grid-scale storage.
- Business Model in Motion – 4 MOUs signed with prospective JV partners
  - Potential Targets: Industrial developers, data centers, energy companies, governments
  - Motivations: economic growth, local jobs, energy resilience, strong ROI
  - Substantial public funding available for the right plan
- Big Factories, Big Returns –
  - Each factory: **$100M+ build cost (*portion will record as revenue)**
  - Revenue JV factory potential: **$500M/year** per factory
  - Royalty 6% plus 19% of profit forecasted at +$75 million a year at scale
- Market Feedback – No competing battery tech matches Cellinity's claims for grid-scale storage.
- Ongoing R&D – Advancing toward scaled manufacturing
- The Opportunity – Capital-light model shifts risk, maximizes upside.
  - Target: **$2B+ enterprise value**
  - Solving a trillion-dollar problem in clean energy.

## PFAS Treatment and Other Water Treatment Technologies

BioLargo
EQUIPMENT • SOLUTIONS • TECHNOLOGIES

## From Pilot to Commercial Rollout

- **First paid PFAS treatment project** (New Jersey) – AEC unit delivered.
- **Performance breakthroughs**
  - Removed PFAS **<4 ppt** (exceeds new EPA advisory).
  - Reduced salts/ions → **new municipal & industrial applications**.
  - Removed **ultrashort PFAS** – rare industry capability.
- **Big Industry pilots** – wastewater treatment with full-scale project potential.
- **Verralize mobile PFAS test kit** – detects PFAS in minutes; enhances service & co-marketing opportunities.
- **New relationship** with major global water treatment company; first joint project under consideration, more teaming agreements in progress.
- **Industry recognition** – expert speaker/trainer roles; CEO appointed to **U.S. DOC ETTAC** & Chair of Enabling Innovative Technologies Subcommittee.
- **Garratt Callahan collaboration** – cooling tower water reuse technology progressing toward sales- advancing
- **Strategic outlook** – low ongoing investment, large-scale 50+ year market, **$1B+ enterprise value target** with partnership/exit upside.

## ONM Environmental and Private Label Products

- Pooph Brand – Situation & Path Forward

- Situation
  - Revenue decline since Q2 2024 peak
  - Slower payments from key customer, increased receivables, decreased in cash
  - Stock price pressure from limited equity line use
- Action
  - Negotiated repayment plan with interest
  - Tight inventory & improved credit risk controls
  - Supporting Pooph's renewed sales push & ad campaigns
- Outlook
  - Expect easing stock pressure as other segments grow
  - Significant upside if Pooph regains growth
  - Proven ability to turn niche into national brand — focus now on stabilization & growth

## Engineering & Environmental Services

**Expanding Our Reach**

- **Revenue up** – strong demand for environmental engineering services.
- **Key Growth Drivers**
  - Multi-base **U.S. Air Force air quality contracts.**
  - Expansion into **industrial wastewater treatment & odor control** (food processing/manufacturing – SE U.S.).
  - Growth in **regulatory permitting & compliance services.**
  - **Cross-selling** PFAS & odor control tech solutions.
- **High-Value Project Pipeline**
  - Pilot plant – **$1M+ potential** (industrial facility).
  - Natural gas conversion tech – **$1M+ potential.**
  - Thermal system prototyping, process improvements, & **multimillion-dollar seawater desalination byproduct project.**
  - Leachate treatment system – pilot underway; **$3M full-scale potential.**
- **Strategic Value**
  - Provides stable cash flow & deepens client relationships.
  - Strengthens core technology commercialization.